TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus

At a meeting held on August 2, 2012, the Board of Trustees of Transamerica Series Trust approved certain initiatives that are intended to move the fund complex to a more modern and efficient operating platform. The Board has authorized seeking shareholder approval for these measures where required.

Fund shareholders will be asked to approve a new investment advisory agreement between Transamerica Asset Management, Inc. and their fund. Fund shareholders will also be asked to elect Trustees of their fund and to approve changes to their fund’s fundamental investment policies.

A proxy statement describing these initiatives is expected to be mailed later in 2012. If shareholder approval is obtained, these initiatives are expected to be implemented during the fourth quarter of 2012.

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Investors Should Retain this Supplement for Future Reference

August 14, 2012